Organization and Stock Offerings	12 Months Ended
Dec. 31, 2011
Organization and Stock Offerings
Organization and Stock Offerings

Note 1 - Organization and Stock Offerings

BCB Bancorp, Inc. (the "Company") is incorporated in the State of New Jersey and is a bank holding company. The common stock of the Company is listed on the Nasdaq Electronic Bulletin Board and trades under the symbol "BCBP."

On November 20, 2007, the Company announced a stock repurchase plan which provided for the repurchase of 5% or 234,002 shares of the Company's common stock. This plan was completed during 2010. On July 14, 2010, the Company announced a stock repurchase plan to repurchase 5% or 479,965 shares of the Company's common stock. This plan was completed during 2010. On December 20, 2010, the Company entered into an agreement with a broker to administer a Rule 10b5-1 trading plan on behalf of the Company. The Rule 10b5-1 trading plan will permit the broker to purchase up to 450,000 shares of Company common stock at designated prices during periods when the Company would otherwise be unable to purchase its common stock. The Board authorized the Rule 10b5-1 trading plan on December 16, 2010. On December 14, 2011, the Company announced a stock repurchase plan to repurchase 5% or 462,225 shares of the Company's common stock. During 2011, 2010 and 2009, a total of 536,710, 193,383 and 4,072 shares of the Company's common stock was repurchased at a cost of approximately $5.6 million, $1.8 million, and $39,000 or $10.37, $9.34 and $9.58 per share, respectively.

The Company's primary business is the ownership and operation of BCB Community Bank (the "Bank"). The Bank is a New Jersey commercial bank which, as of December 31, 2011, operated at eleven locations in Bayonne, Hoboken, Jersey City, Monroe Township, South Orange, and Woodbridge New Jersey, and is subject to regulation, supervision, and examination by the New Jersey Department of Banking and Insurance and the Federal Deposit Insurance Corporation. The Bank is principally engaged in the business of attracting deposits from the general public and using these deposits, together with borrowed funds, to invest in securities and to make loans collateralized by residential and commercial real estate and, to a lesser extent, consumer loans. BCB Holding Company Investment Corp. (the "Investment Company") was organized in January 2005 under New Jersey law as a New Jersey investment company primarily to hold investment and mortgage-backed securities. Pamrapo Service Corporation was organized in 1975 under New Jersey law to engage in the purchase and sale of real estate. In the 1990's, the Service Corporation was engaged in the business of selling non-financial products, (annuities, mutual funds and stocks) to the public. The Pamrapo Service Corporation has been inactive since May 2010.

On July 6, 2010, the Company acquired all of the outstanding common shares of Pamrapo Bancorp, Inc. ("Pamrapo"), the parent company of Pamrapo Savings Bank, and thereby acquired all of Pamrapo Savings Bank's 10 branch locations. Under the terms of the merger agreement. Pamrapo stockholders received 1.0 share of BCB Bancorp, Inc. common stock in exchange for each share of Pamrapo common stock, resulting in us issuing 4.9 million common shares of BCB Bancorp, Inc. common stock with an acquisition date fair value of $38.6 million. See Note 19 for further details.

On October 14, 2011, the Company acquired all of the outstanding common shares of Allegiance Community Bank ("Allegiance") and thereby acquired all of Allegiance Community Bank's two branch locations. Under the terms of the merger agreement, Allegiance stockholders received 0.35 of a share of BCB Bancorp, Inc. common stock at a price of $9.57 per share in exchange for each share of Allegiance common stock, resulting in BCB Bancorp, Inc. issuing 644,434 common shares of BCB Bancorp, Inc. common stock with an acquisition date fair value of $6.2 million. See Note 19 for further details.